                                                                    EXHIBIT 14.3




                         CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------

We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 333-12608, 333-13716 and 333-102247) of Delta Galil Industries
Ltd. of our report dated March 30, 2006 with respect to the financial statements of Delta Textile Egypt - Free Zone (S.A.E.) included in Amendment No. 1 to the Annual Report (Form 20-F/A) of Delta Galil Industries Ltd. for the year ended December 31, 2004

                                        Allied for Accounting and Auditing
                                        Member Firm of Ernst & Young Global

Cairo, Egypt
April 13, 2006

                         CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------

We consent to the incorporation by reference in the Registration Statements (Form S-8 Nos. 333-12608, 333-13716 and 333-102247) of Delta Galil Industries
Ltd. of our report dated March 30, 2006 with respect to the financial statements of Delta Egypt Sourcing (Limited Liability Company) included in Amendment No. 1 to the Annual Report (Form 20-F/A) of Delta Galil Industries Ltd. for the year ended December 31, 2004

                                        Allied for Accounting and Auditing
                                        Member Firm of Ernst & Young Global

Cairo, Egypt
April 13, 2006